                                                                   EXHIBIT 10.9


                         FIRST AMENDMENT TO OFFICE LEASE
                          FOR 601 SOUTH VALENCIA AVENUE

         BY THIS LEASE AMENDMENT NO. 1, the parties hereto hereby amend that Office Lease for 601 South Valencia Avenue, Brea, California 92621, dated September 1, 1992, between BREA PARTNERS, as Landlord and SIMULATION SCIENCES, INC., a California corporation as Tenant.

         TERMS

         In consideration of the mutual agreements herein contained, the parties hereby agree:

         That Simulation Sciences, Inc., will lease an additional 14,887 square feet of space at 601 South Valencia.

         The additional space will increase Simulation Sciences' proportionate share of their operating expenses to 89%.

         The monthly rent per square foot for the entire 54,339 square feet shall be changed in accordance with the following formula:

         Current rent .683 per square foot

                  .683                      +                 (TCC) x (.11)
                                                              -------------
                                                              12 x 54,339

         "TCC" in the foregoing formula shall refer to the "Tenant's Capitalized Costs" and shall mean any charges incurred by Tenant to improve the additional space. That cost is estimated to be $150,000.00. The maximum amount available for Tenant Improvements shall be $22.00 per usable square footage of newly occupied space:

                      (12,996 sq.ft. x $22.00 = $285,912).

         The monthly rent for all space shall be adjusted according to the Standard Office Lease. (The rent for all space, including the additional 14,887 square feet, shall be increased by 5% on April 26, 1996, and each succeeding year as per the Lease).

         All other terms and conditions applied under the present Lease shall also include the additional space.

         COMMENCEMENT DATE:

         The "Commencement Date" of this Lease Amendment shall be September 1, 1995.

         Tenant shall pay $0.30 per square foot from September 1, 1995 to December 31, 1995 on the additional space. ($0.30 x 14,887 = $4,466.10 per month).

         During the construction period starting January 1, 1996, through April 30, 1996, the tenant shall pay no rent on the additional space. If the tenant takes occupancy on the additional space prior to April 30, 1996, then the commencement date for the rent shall be the occupancy date, but in no event shall rent for the additional space start later than May 1, 1996.

         Except as herein modified, the Lease shall remain in full force and effect.

         The provisions of this Agreement shall bind and inure to the benefit of the heirs, representatives, successors and assigns of the parties hereto.

         Attached as Exhibit "A" is the Floor Plan for the additional space.

DATED:   8/31/95
      ---------------------------

LANDLORD:                                           TENANT:

BREA PARTNERS
BY: THE BETTY L. HUTTON COMPANY,                    SIMULATION SCIENCES, Inc., a
   a California corporation, General Partner        California corporation

BY: /s/ THOMAS C. PARKER                            BY: /s/ CHARLES R. HARRIS
   ------------------------------                      -------------------------

                                   EXHIBIT "A"

                           GRAPHIC DEPICTING PREMISES

                           STANDARD OFFICE LEASE--NET

                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

1.       BASIC LEASE PROVISIONS  ("Basic Lease Provisions")

         1.1 PARTIES: This Lease, dated for reference purposes only, September 1, 1992 , is made by and between BREA PARTNERS, (herein called "Lessor") and SIMULATION SCIENCES INC., a California corporation (herein called "Lessee").

         1.2 PREMISES: Suite Number(s) 100, 109, 208, 250, 295 on 2 floors consisting of approximately 39,452 square feet, more or less, as defined in paragraph 2 and as shown on Exhibit "A" hereto (the "Premises). That portion of the Premises located on the First Floor ("First Floor Premises") consists of approximately 17,044 rentable square feet. That portion of the Premises located on the second floor ("Second Floor Premises") consists of approximately 22,408 rentable square feet. Suite 250 within the Second Floor Premises which consists of approximately 15,351 rentable square feet ("Existing Premises") is currently occupied by Lessee. The First Floor Premises, the Existing Premises and the Second Floor Premises are depicted on Exhibit "A" attached hereto.

         1.3 BUILDING: Commonly described as being located at 601 Valencia Avenue in the City of Brea, County of Orange, State of California, as more particularly described in Exhibit A-1 hereto, and as defined in paragraph 2.

         1.4 USE: General Office

         1.5 TERM: Fifteen (15) years. The "Commencement Date" of this Lease shall be determined separately for the First Floor Premises and for the Second Floor Premises and shall be the first to occur of the following:

                  (a) Five (5) days following issuance of final inspection by the City of Brea on building permits issued to Lessor for construction of the Interior Improvements for the First Floor Premises or the Second Floor Premises, as applicable, in accordance with the Work Letter attached to this Lease; or

                  (b) Lessee's acceptance of possession of the First Floor Premises or the Second Floor Premises, as applicable, whether for purposes of fixturizing and/or conducting business.

         Lessee currently occupies the Existing Premises pursuant to that certain Lease dated December 19, 1989 between Lessor's predecessor in interest, Five-O-Two Properties/Brea Ltd., a California limited partnership and Lessee ("Existing Lease"). The Existing Lease shall be assigned to Lessor concurrently with Lessor's purchase of the Office Building Project. Lessee will continue to occupy the Existing Premises in accordance with the Existing Lease, which shall remain in full force and effect until the Commencement Date of this Lease as to the First Floor Premises, at which time the Existing Lease shall terminate, and all rights and obligations of Lessor and Lessee under the Existing Lease which arise from and after the Commencement Date of this Lease as to the First Floor Premises, shall automatically terminate and be of no further force or effect.

         1.5A OPTIONS TO EXTEND. Lessee shall have two (2) options to extend the term for additional periods of five (5) years each for the rent and on the terms and conditions hereinafter described. To exercise the options, Lessee shall notify Lessor in writing not late than six (6) months prior to expiration of the then current Term. if Lessee fails to notify Lessor in the time and manner above-provided, Lessee's option(s) to extend the Lease shall be void and of no further force or effect without notice by Lessor to Lessee. If Lessee timely exercises its option to extend the Lease, Lessee shall continue to occupy the Premises on the same terms and conditions as are described herein, except that
(a) no further options to extend shall be granted and (b) the Base Rent payable hereunder shall be adjusted to the then fair market rental value of the Premises determined in the manner hereinafter described. The "Fair Market Rental Rate" of the Premises shall be determined, if possible, by the mutual agreement of Lessor and Lessee. Lessee shall designate its estimation of the Fair Market Rental Rate of the Premises in its written notice electing to extend the Lease. Lessor shall notify Lessee, within fifteen (15) days of receipt of Lessee's notice whether Lessor accepts the Fair Market Rental Rate

         1.6  BASE RENT:

              (a) The Base Rent initially payable by Lessee shall be determined in accordance with the following formula:

                  [(TC) x (39,452/60,755) x (.11)]
                  -------------------------------------
                  (12) x  (39,452)

                  For example, if the TC is equal to $4,100,000.00, the Monthly Base Rent per rentable square foot within the Premises would be $.62, i.e.:

                  [($4,100,000.00) x (.6493) x (.11)]
                  -----------------------------------   =   292,834.3   =  .6185
                           (12) x (39,452)                  ---------
                                                            473,424

                  "TC" in the foregoing formula shall refer to the "Total Costs" and shall mean all direct and indirect costs incurred by Lessor in acquiring the Office Building Project and all direct and indirect costs incurred designing and installing improvements benefitting the Building as a whole and all Interior Improvements constructed in the Premises pursuant to the Work Letter, which costs shall include, without limitation, those paid to professional consultants, including architects, engineers, surveyors, attorneys and accountants; all permits, non-refunded deposits and fees paid to governmental entities or public utilities; and all amounts paid for materials, labor and supervision used in the construction of Building Improvements and the Interior Improvements, but excluding the cost of specific tenant improvements expended for improvement of premises of other lessees in the Building. "TC" shall also include all financing costs including interest, all costs of holding the Building including, without limitation, property taxes and assessments and insurance incurred by Lessor prior to the Commencement Date of this Lease as to both the First Floor Premises and the Second Floor Premises.

                  (b) Not less than fifteen (15) days prior to the Commencement Date for the First Floor Premises, Lessor shall notify Lessee, in writing, of the monthly Base Rent per rentable square foot payable by Lessee for the first month of the Term, which Base Rent shall be based on the "Total Costs" incurred by Lessor through the end of the preceding calendar month. So long as the Total Costs continue to increase, Lessor shall continue to provide to Lessee, by the fifteenth (15th) day of the month preceding the date on which the next monthly Base Rent is due, a written statement identifying the Total Costs and the monthly Base Rent per square foot payable for the next calendar month. In the event Lessor fails to deliver such written notice by the twentieth (20th) day of the month, Lessee shall be entitled to continue to pay the monthly Base Rent last payable; provided, however, that Lessee shall pay any increases in the monthly Base Rents previously due, on the first day of the calendar month following the month in which a written notice advising of the increase, is received by Lessee by the twentieth (20th) day of the month.

                  (c) Lessee shall commence paying the Base Rent for the rentable area within the First Floor Premises as of the Commencement Date of the First Floor Premises. Lessee shall commence paying the Base Rent for the rentable area of all of the Premises upon the Commencement Date of the Second Floor Premises.

         1.7 BASE RENT INCREASE: On Monthly Base Rent payable by Lessee hereunder, as determined in accordance with Paragraph 3 of this Page 1B shall be increased annually, commencing on the first anniversary of the Commencement Date for the Second Floor Premises and continuing on each anniversary of such date throughout the remainder of the term of the Lease ("Adjustment Dates"), to a sum equal to 105t of the monthly Base Rent payable immediately prior to each such Adjustment Date.

         1.8 RENT PAID UPON EXECUTION: $24,403, which amount shall be applied to the Base Rent first owing hereunder.

         1.9 SECURITY DEPOSIT: -0-

         1.10 LESSEE'S SHARE OF OPERATING EXPENSES: 65 % as defined in paragraph 4.2.

2.       PREMISES, PARKING AND COMMON AREAS.

         2.1 PREMISES: The Premises are a portion of a building, herein sometimes referred to as the "Building" identified in paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project." Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the "Premises," including rights to the Common Areas as hereinafter specified.

         2.2 VEHICLE PARKING: So long as Lessee is not in default and subject to the rules and regulations attached hereto, and as established by Lessor from time to time, Lessee shall be entitled to use 156 parking spaces in the Office Building Project

                  2.2.1 If Lessee commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

                 2.2.2 The monthly parking rate per parking space will be $ -0-during the term of this Lease.

         2.3 COMMON AREAS--DEFINITION. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, parkways, ramps, driveways, landscaped areas and decorative walls.

         2.4 COMMON AREAS--RULES AND REGULATIONS. Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit B with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right from time to time, to modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project.

         2.5 COMMON AREAS--CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

                  (a) To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways; provided, however, Lessor shall at all times provide the parking facilities required by applicable law and such changes will not unreasonably interfere with Lessee's use and occupancy of the Premises.

                  (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

                  (c) To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship in the Office Building Project;

                  (d) To add additional buildings and improvements to the Common Areas;

                  (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project, or any portion thereof;

                  (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor may, in the exercise of sound business judgment deem to be appropriate.

3.       TERM.

         3.1 TERM. The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

         3.2 DELAY IN POSSESSION. Notwithstanding said Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date and subject to paragraph 3.2.2, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof; but in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee, as hereinafter defined,

                  3.2.1 POSSESSION TENDERED--DEFINED. Possession of the Premises shall be deemed tendered to Lessee ("Tender of Possession") when (1) the improvements to be provided by Lessor under this Lease are substantially completed, (2) the Building utilities are ready for use in the Premises, (3) Lessee has reasonable access to the Premises, and (4) five (5) days shall have expired following advance written notice to Lessee of the occurrence of the matters described in (1), (2) and (3), above of this paragraph 3.2.1.

         3.3 EARLY POSSESSION. If Lessee occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date, and Lessee shall pay rent for such occupancy.

         3.4 UNCERTAIN COMMENCEMENT. In the event commencement of the Lease term is defined as the completion of the improvements, Lessee and Lessor shall execute an amendment to this Lease establishing the date of Tender of Possession (as defined in paragraph 3.2.1) or the actual taking of possession by Lessee, whichever first occurs, as the Commencement Date.

4.       RENT.

         4.1 BASE RENT. Subject to adjustment as hereinafter provided in paragraph 4.3. and except as may be otherwise expressly provided in this Lease. Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph
1.6 of the Basic Lease Provisions, without offset or deduction. Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.8 of the Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

         4.2 OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent. Lessee's Share as hereinafter defined of all Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

                  (a) "Lessee's Share" is deemed, for purposes of this Lease, as the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained in the Office Building Project. It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Office Building Project.

                  (b) "Operating Expenses" is defined, for purposes of this Lease, to include all costs if any, incurred, by Lessor in the exercise of its reasonable discretion, for:

                           (i) The operation, repair, maintenance, and
replacement, in neat, clean, safe, good order and condition, of the Office Building Project, including but not limited to, the following:

                                    (aa) The Common Area, including their
surfaces, coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscape areas, striping, bumpers, irrigation systems. Common Area lighting facilities, building exteriors and roofs, fences and gates.

                                    (bb) All heating, air conditioning,
plumbing, electrical systems, life safety equipment, telecommunication and other equipment used in common by or for the benefit of, lessees or occupants of the Office Building Project, including elevators and escalators, tenant directories, fire detection systems including sprinkler system maintenance and repair.

                           (ii) Trash disposal, janitorial and security
services;

                           (iii) Any other service to be provided by Lessor that
is elsewhere in this Lease stated to be an "Operating Expense":

                           (iv) The cost of the premiums for the liability and
property insurance policies to be maintained by Lessor under paragraph 8 hereof;

                           (v) The amount of the real property taxes to be paid
by Lessor under paragraph 10.1 hereof;

                           (vi) The cost of water, sewer, gas, electricity, and
other publicly mandated services to the Office Building Project:

                           (vii) Labor, salaries and applicable fringe benefits
and costs, materials, supplies and tools, used in maintaining and/or cleaning the Office Building Project and accounting and a management fee which management fee shall not exceed five percent (5%) of gross rentals; attributable to the operation of the Office Building Project;

                           (viii) Replacing and/or adding improvements mandated
by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgement of Lessor's accountants):

                           (ix) Replacements of equipment or improvements that
have a useful life for depreciation purposes according to Federal income tax guidelines of five (5) years or less, as amortized over such life.

                  (c) Operating Expenses shall not include the costs of replacements of equipment or improvements that have a useful life for Federal income tax purposes in excess of five (5) years unless it is of the type described in paragraph 4.2(b)(viii), in which case their cost shall be included as above provided.

                  (d) Operating Expenses shall not include any expenses paid by any lessee directly to third parties, or as to which Lessor is otherwise reimbursed by any third party, other tenant, or by insurance proceeds.

                  (e) Lessee's Share of Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each calendar year of the Lease term, on the same day as the Base Rent is due hereunder in the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expenses as aforesaid. Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Operating Expenses incurred during the preceding year. If Lessee's payments under this paragraph 4.2(e) during said preceding calendar year exceed Lessee's Share as indicated on said statement. Lessee shall be entitled to credit the amount of such overpayment less than Lessee's Share as indicated on said statement Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

                  (f) Lessee shall commence paying Lessee's Share of all Operating Expenses upon the commencement date of the Lease as to the First Floor Premises. Notwithstanding anything to the contrary contained in this Lease, Lessee's Share of Operating Expenses from the Commencement Date of the Lease for the First Floor Premises until the Commencement Date of the Second Floor Premises shall be twenty-eight percent (28%) instead of sixty-five percent (65%).

6.       USE.

         6.1 USE. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions or any other use which is reasonably comparable to that use and for no other purpose.

         6.2      COMPLIANCE WITH LAW.

                  (a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences but without regard to alterations or improvements made by Lessee or the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record. or any applicable building code. regulation or ordinance in effect on such Lease term Commencement Data. In the event it is determined that this warranty has been violated. then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly. at Lessor's sole cost and expense, rectify any such violation.

                  (b) Except as provided in paragraph 6.2(a) Losses shall. at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record. and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term of any part of the term hereof, relating in any manner to the Premises and the occupation and use by Losses of the Premises. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises of the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

         6.3      CONDITION OF PREMISES.

                  (a) Lessor shall deliver the Premises to Lessee in a clean condition on the Lease Commencement Date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air condition, and heating system in the Premises shall be in good operating condition. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation to promptly, at Lessor's sole cost, rectify such violation.

                  (b) Except as otherwise provided in this Lease, and paragraph 7 of the Work Letter attached hereto, Lessee hereby accepts the Premises and the Office Building Project in the condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its won independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor's agent or agents has made any representation or warranty as to the present or future suitability of the Premises. Common Area, or Office Building Project for the conduct of Lessee's business.

7.       MAINTENANCE, REPAIRS, ALTERATIONS AND COMMON AREA SERVICES.

         7.1 LESSOR'S OBLIGATIONS. Lessor shall keep the Office Building Project, including the Premises, interior and exterior walls, roof, and common areas, and the equipment whether used exclusively for the Premises or in common with other premises in good condition and repair provided however Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph 9.5 there shall be no abatement of rent or liability of Lessee on account of any injury or interference with Lessee's business with respect to any improvements alterations or repairs made by Lessor to the Office Building Project or any part thereof. Lessor shall not be in default in the performance of any obligation required to be performed by Lessor under the Lease unless Lessor has failed to perform such obligation within thirty (30) days after the receipt of notice from Lessee specifying in detail Lessor's failure to perform; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) calendar days are required for its performance, then Lessor shall not be deemed in default if it commences such performance within thirty (30) days and thereafter diligently pursues the same to completion. Upon any such default by Lessor, Lessee may exercise any of its rights provided in law or at equity.

         7.2      LESSEE'S OBLIGATIONS.

                  (a) Notwithstanding Lessor's obligation to keep the Premises in good condition and repair. Lessee shall be responsible for payment of the cost thereof to Lessor an additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.

                  (b) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received (together with all alterations and improvements installed by Lessee pursuant to Section 7.3, except as other specifically provided in Section 7.3) ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall paneling, ceilings and plumbing on the Premises and in good operating condition.

         7.3      ALTERATIONS AND ADDITIONS.

                  (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, Utility Installations or repairs in, on or about the Premises, or the Office Building Project. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. As a condition to Lessor's approval of an alternation, improvement, addition or Utility Installation, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expense. Should Lessor permit Lessee to make its own alterations, improvements, additions or Utility Installations, Lessee shall use only such contractor as has been expressly approved by Lessor and Lessor may require Lessee to provide Lessor at Lessee's sole cost and expense either a lien and completion bond in an amount approved by Lessor and Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense either (i) a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work or (ii) other evidence, reasonably acceptable to Lessor, that Lessee has adequate funds to pay for all such work and a reasonable builder's control system to assure the release of all mechanic and material lien rights upon disbursement of funds to contractors. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, or use a contractor not expressly approved by Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any part of all of the same.

                  (b) Any alterations. improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form. with proposed detailed plans. It Lessor shall give its consent to Lessee's making such alteration, improvement. addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies. furnishing a copy thereof to Lessor prior to the commencement of the work. and compliance by Lessee and all conditions of said Permit in a prompt and expeditious manner.

                  (c) Lessee shall pay when due. all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at of for use in the Premise which claims are or may be secured by any mechanics or materialmen's lion against the Promises, the Building or the Office Building Project, or any interest therein.

                  (d) Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises by Lessee. and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, the Building or the Office Building Project, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest so to do.

                  (e) All alterations, improvements, additions and Utility installations (whether or not such Utility Installations constitute trade fixtures of Lessee) which may be made to the Premises by Lessee, including but not limited to, floor coverings, panelings, doors. drapes, built -ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the Property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3(e), Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

                  (f) Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility installations.

         7.4 UTILITY ADDITIONS. Lessor reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, security systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8.       INSURANCE; INDEMNITY.

         8.1 LIABILITY INSURANCE--LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Comprehensive General Liability insurance utilizing an insurance Services Office standard form with Broad Form General Liability Endorsement (GL0404), or equivalent, in an amount of not less than $1,000,000 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

         8.2 LIABILITY INSURANCE--LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage insurance, plus coverage against such other risks Lessor deems advisable from time to time, insuring Lessor, but not Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project in an amount not less than 35,000,000.00 per occurrence.

         8.3 PROPERTY INSURANCE--LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during eh term of this Lease for the benefit of Lessee, replacement cost fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Lessee's personal property, fixtures, equipment and tenant improvements.

         8.4 PROPERTY INSURANCE--LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraphs 8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(f) hereof. The deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

         8.5 INSURANCE POLICIES. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date of this Lease. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals thereof.

         8.6 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other, for direct or consequential loss of damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. If necessary all property insurance policies required under this Lease shall be endorsed to so provide.

         8.7 INDEMNITY. Lessee shall indemnify and hold harmless Lessor and its agents, Lessor's master or ground lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees or invitees and from and against all costs, attorney's fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

         8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person or Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible, Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project.

         8.9 NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

9.       DAMAGE OR DESTRUCTION.

         9.1      DEFINITIONS.

                  (a) "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent.

                  (b) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the Building.

                  (c) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

                  (d) "Office Building Project Buildings" shall mean all of the buildings on the Office Building Project site.

                  (e) "Office Building Project Buildings total Destruction" shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

                  (f) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

                  (g) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those installed by Lessor at Lessee's expense.

         9.2      PREMISES DAMAGE; PREMISES BUILDING PARTIAL DAMAGE.

                  (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at Lessor's expense, repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for by Lessee) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

                  (b) Uninsured Loss: Subject to the provisions of paragraph 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

         9.3 PREMISES BUILDING TOTAL DESTRUCTION; OFFICE BUILDING PROJECT TOTAL DESTRUCTION. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classifications of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee's fixtures, equipment or tenant improvements, and this Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

         9.4 DAMAGE NEAR END OF TERM.

                  (a) Subject to paragraph 9.4(b), if at any time during the last twelve (12) months of the term of this Lease there is substantial damage to the Premises, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

                  (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

         9.5 ABATEMENT OF RENT; LESSEE'S REMEDIES.

                  (a) In the event Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expenses) for the period during which such damage, repair or restoration continues shall be abated, provide (1) the damage was not the result of the negligence of Lessee, and (2) such abatement shall only be to the extent the operation and profitability of Lessee's business as operated from the Premises is adversely affected. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

                  (b) If Lessor shall be obligated to repair or restore the Premises or the Building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Lessor shall not complete the restoration and repair within six (6) months after such occurrence, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

                  (c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

         9.6 TERMINATION--ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

         9.7 WAIVER. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.       REAL PROPERTY TAXES.

         10.1 PAYMENT OF TAXES. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2

         10.2 ADDITIONAL IMPROVEMENTS. Lessee shall not be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other leases or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

         10.3 DEFINITION OF "REAL PROPERTY TAX." As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Office Building Project or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Office Building Project. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change of ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

         10.4 JOINT ASSESSMENT. If the improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 10.2 or 10.5 are not separately assessed, Lessee's portion of that tax shall equitably determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

         10.5 PERSONAL PROPERTY TAXES.

                  (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

                  (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11.      UTILITIES.

         11.1 SERVICES PROVIDED BY LESSOR. Lessor shall provide heating, ventilation, air conditioning, and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures.

         11.2 SERVICES EXCLUSIVE TO LESSEE. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

         11.3 HOURS OF SERVICE. Said services and utilities shall be provided during generally accepted business days and hours of such other days or hours as may hereafter be set forth. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof.

         11.4 EXCESS USAGE BY LESSEE. Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion, install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading.

         11.5 INTERRUPTIONS. Thee shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions.

12.      ASSIGNMENT AND SUBLETTING.

         12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Lessee under paragraph 13.1 "Transfer" within the meaning of this paragraph 12 shall include the transfer or transfers aggregating: (a) if Lessee is a corporation, more than fifty percent (50%) of the voting stock of such corporation, or (b) if Lessee is a partnership, more than fifty percent (50%) of the profit and loss participation in such partnership.

         12.2 LESSEE AFFILIATE. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate"; provided that before such assignment shall be effective, (a) said assignee shall assume, in full, the obligations of Lessee under this Lease and (b) Lessor shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

         12.3 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

                  (a) Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Share of Operating Expenses, and to perform all other obligations to be performed by Lessee hereunder.

                  (b) Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment.

                  (c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease.

                  (d) If Lessee's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

                  (e) The consent by lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease; provided, however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

                  (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the subleases, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

                  (g) Lessor's written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

                  (h) The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessor's election, render Lessor's said consent null and void.

         12.4 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein.

                  (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease, Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of the Lessee's obligations to such sublease under such sublease, Lessee hereby irrevocably, authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublease shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from lessee to the contrary. Lessee shall have no right or claim against said sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

                  (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

                  (c) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublease to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

                  (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

                  (e) With respect to any subletting to which Lessor has consent, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within three (3) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

         12.5 LESSOR'S EXPENSES. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable costs and expenses incurred in connection therewith, including attorneys', architects', engineers' or other consultants' fees.

         12.6 CONDITIONS TO CONSENT. Lessor reserves the right to condition any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Lessee and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights then held by other tenants, and (b) the proposed assignee or sublessee be at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or of such assignment of subletting, whichever is greater.

13.      DEFAULT; REMEDIES.

         13.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

                  (a) The vacation of abandonment of the Premises by Lessee. Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of sixty (60) days or more, whether or not the rent is paid.

                  (b) The breach of Lessee of any of the covenants, conditions or provisions of paragraphs 7.3(a), (b) or (d) (alterations), 12.1 (assignment or subletting), 13.1(a) (vacation or abandonment), 13.1(e) (insolvency), 13.1(f) (false statement), 16(a) (estoppel certificate), 30(b) (subordination), 33 (auctions), or 4.1 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof.

                  (c) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

                  (d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c), above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

                  (e) (i) The making by lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becoming a "debtor" as defined in 11 U.S.C. Section101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty
(60) days; (iii) the
appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect.

                  (f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false.

         13.2 REMEDIES. In the event of any material default or breach of this Lease by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

                  (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender, possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alternation of the Premises, reasonable attorneys' fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

                  (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

                  (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

         13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event no later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation, provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.

         13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expenses or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expenses, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. CONDEMNATION. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date of the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date of the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Share of Operating Expenses shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

16. ESTOPPEL CERTIFICATE.

         (a) Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

         (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

         (c) If Lessor desires to finance, refinance. or sell the Office Building Project, or any pan thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as any be reasonably required by such lender or purchaser. Such statements shall include in past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a Lessee's interest in a ground lease of the Office Building Project, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest. Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the data due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provide, however, that interest shall not be payable an late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. TIME OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

21. ADDITIONAL RENT. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expense and any other expenses payable by Lessee hereunder shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses Lessor may from time to time hereafter designate by notice to Lessee

24. WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. HOLDING OVER. It Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof,. such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be two hundred percent (200%) of the rent payable immediately preceding the termination data of this Lease, and all Options,. it any, granted under the terms of this Lease shall be deemed terminated and be of no further effort during said month to month tenancy.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shell, whenever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAWS. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors or assigns. This Lease shall be governed by the laws of the State where the Office Building Project is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Office Building Project is located.

30. Subordination.

         (a) This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and serve and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground Lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

         (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessee shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 28(b).

31. Attorney's Fees.

         31.1 If either party or the broker(s) named herein bring on action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

         31.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

         31.3 Lessor shall be entitled to reasonable attorneys' fees and all other costs and expense incurred in the preparation and service of notices of fault and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such default.

32. LESSOR'S ACCESS.

         32.1 Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing the services required of Lessor, showing the same to prospective purchasers, lenders, or Lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project Lessor, may reasonably deemed necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs.

         32.2 All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

         32.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to file, vaults and safes, in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forceable or lawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's property business in connection therewith.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

34. SIGNS. Lessee shall be entitled to install an illuminated sign, at its sole cost and expense, on the exterior of the Building provided that (a) the size, design, materials and color are all reasonably acceptable to Lessor and are consistent with exterior signage found on other first class office buildings; and (b) any such signage complies with all applicable governmental rules, regulations and restrictions. Lessee shall not place any other sign upon the exterior of the Premises or the Office Building Project without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project.

35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or any, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. CONSENTS. Except for paragraphs 33 (auctions) and 34 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder. Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

39. OPTIONS.

         39.1 DEFINITION. As used in this paragraph the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessees has on other property of Lessor; (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Office Building Project or other property of Lessor or the right of first offer to lease other space within the Office Building Project or other property of Lessor; (3) the right or option to purchase the Premises or the Office Building Project, or the right of first refusal to purchase the Premises or the Office Building Project or the right of first offer to purchase the Premises or the Office Building Project, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

         39.2 OPTIONS PERSONAL. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee; provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

         39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

         39.4 EFFECT OF DEFAULT ON OPTIONS.

                  (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lome a notice of default pursuant to paragraph 13.1(c) or 13.1(d) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option, (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants or conditions of this Lease.

         (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 13.1(a).

         (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation at Lessee for a period of thirty (30) days after such obligation becomes due without any necessity of Lessor to give notice thereof to Lessee), or Lessee fails to commence to cure a default specified in paragraph 13.1(d) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, (iii) Lessor gives to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, or (iv) if Lessee committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants and conditions of this Lease.

40. SECURITY MEASURES - LESSOR'S RESERVATIONS.

         40.1 Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole discretion, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within definition of Operating Expenses, as set forth in paragraph 4.2(b).

         40.2 Lessor shall have the following rights:

                  (a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 90 days prior written notice;

                  (b) To, all Lessee's expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

                  (c) To permit any Lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly herein;

                  (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or Office Building Project or on pole signs in the Common Areas.

         40.3 Lessee shall not:

                  (a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee's business;

                  (b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

41. EASEMENTS.

         41.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not reasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and are to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

         41.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon

42. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

43. AUTHORITY. It Lessee is a corporation, trust, or general or limited partnership, Lessee, and each individual executing this Lease on behalf of such entity, represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

44. CONFLICT. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten provisions, it any, shall be controlled by the typewritten or handwritten provisions.

45. NO OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

46. LENDER MODIFICATION. Lessee agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project.

47. MULTIPLE PARTIES. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

48. WORK LETTER. This Lease is supplement by that certain Work Letter of even date executed by Lessor and Lessee attached hereto as Exhibit C incorporated herein by this reference.

49. HAZARDOUS WASTE AND MATERIALS. Lessee shall not engage in any activity on or about the Building or the Premises that violates any Environmental Law and shall promptly, at Lessee's sole cost and expense, take all investigatory and/or remedial action required or ordered by any governmental agency or Environmental Law for cleanup and removal of any contamination involving any Hazardous Materials created or caused directly or indirectly by Lessee. All costs of the cleanup and removal of contamination within the Office Building Project created or caused directly or indirectly by Lessor shall be paid for by Lessor. No cost of cleanup and removal of contamination by Lessor, Lessee or any third party shall be included as an Operating Expense. The term "Environmental Law" shall mean any federal, state or local law, statute, ordinance or regulation pertaining to health, industrial hygiene or the environmental conditions on, under or about the Premises, including without limitation (i) the Comprehensive Environmental Response Compensation and Liability Act of 1980 ("CERCLAR"), 42 U.S.C. Sections 9601 et seq.; (ii) the Resource Conservation and Recovery Act of 1976 ("RCRA") , 42 U.S.C. Sections 6901 et seq.; (iv) the Safe Drinking Water & Toxic Enforcement Act of 1986, California Health & Safety Code Section 25249.5 et seq.; (v) The Federal Water Pollution Control Act, 33 U.S.C. Sections 1317 et seq.; (vi) California Water Code Section 1300 et seq.; and (vii) California Civil Code Section 3479 et seq., as such laws are amended and supplemented and the regulations and administrative codes applicable thereto. The term "Hazardous Materials" includes, without limitation, any material or substance which is (i) defined or listed as a "hazardous waste", "extremely hazardous waste", "restrictive hazardous waste" or "hazardous substance or considered a waste, condition or pollution or nuisance under the Environmental Law; (ii) petroleum or a petroleum product or fraction thereof; (iii) asbestos; and/or (iv) substances known by the State of California to cause cancer and/or reproductive toxicity. It is the intent of the parties hereto to construe the term "hazardous materials" and "Environmental Laws" in their broadest sense. Lessee shall provide all notices required pursuant to the Safe Drinking Water and Toxic Enforcement Act of 1986, California Health & Safety Code Section 25249.5 et seq. Lessee shall provide prompt written notice to Lessor of the existence of hazardous substances on the Building or the Premises and all notices of violation of the Environmental Laws received by Lessee.

50. GUARANTEES. Lessee's performance under this Lease shall be guaranteed by the following individuals: Dr. Y.L. Wang, N. Fred Brannock and Vincent S. Verneuil. Guarantees shall be executed in the form of Guaranty of Lease attached hereto as Exhibit "D".

51. EXHIBITS. The following exhibits are attached hereto and made a part hereof:

         Exhibit  "A"      -        Floor Plans Depicting Premises
         Exhibit "A-1"     -        Legal Description of Premises
         Exhibit "B"       -        Rules and Regulations
         Exhibit "C"       -        Work Letter
         Exhibit "D"       -        Guaranty of Lease

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THE LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

                  IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

LESSOR                                            LESSEE

A PARTNERS, a joint venture

    The Betty L. Hutton Company, a                SIMULATION SCIENCES, INC.
- --------------------------------------------      ----------------------------------------
    California corporation general partner        a California corporation

By: /s/ THOMAS C. PARKER                          By: /s/ N. FRED BRANNOCK
    -----------------------------------------         -------------------------------------
    Its: PRESIDENT                                      Its: VICE PRESIDENT
         -----------------------------------                 -----------------------------

                                                  By:
- --------------------------------------------         -------------------------------------

    Its:                                                Its:
        ------------------------------------                ------------------------------

Executed at The Betty L. Hutton Company           Executed at Simulation Sciences, Inc.

         September 28, 1992                    on   September 24, 1992
- ------------------------------------------       -------------------------------

Address:  2524 N. Santiago Boulevard           Address:  1051 W. Bastanchury Rd.
          --------------------------------               -----------------------
          Orange, CA 92667                               Fullerton, CA
          --------------------------------               -----------------------

4        American Industrial Real Estate Association

                               FULL SERVICE - NET

NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 345 So. Figueroa St., M-1, Los Angeles, CA 90071, (212) 687-8777.

                                   EXHIBIT "A"

                         FLOOR PLANS DEPICTING PREMISES

                                  EXHIBIT "A-1"

                          LEGAL DESCRIPTION OF PREMISES

         ALL THAT CERTAIN LAND SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF ORANGE, CITY OF BREA, DESCRIBED AS FOLLOWS:

         PARCEL 1, AS SHOWN ON A MAP FILED IN BOOK 188, PAGES 34 TO 36 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

         EXCEPT ALL MATERIALS, OIL, NATURAL GAS AND OTHER HYDROCARBON SUBSTANCES, BUT WITHOUT THE RIGHT OF SURFACE ENTRY UPON THE TOP 500 FEET THEREOF, AS RESERVED IN THE DEED FROM TIDEWATER OIL COMPANY, A CORPORATION, RECORDED JULY 31, 1993 IN BOOK 6655, PAGE 397, OFFICIAL RECORDS.

                                   EXHIBIT "B"

                            RULES AND REGULATIONS FOR
                              STANDARD OFFICE LEASE

Dated                 , 1992

By and Between BREA PARTNERS AND SIMULATION SCIENCES INC.

                                  GENERAL RULES

1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveway and walkways and stairways.

2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Office Building Project and its occupants.

3. Lessee shall not make or permit any noise or odors that annoy or interfere with other issues or persons having business within the Office Building Project.

4. Lessee shall not keep animals or birds within the Office Building Project, and shall not bring bicycles, motorcycles or other vehicles into are not designated as authorized for same.

5. Lessee shall not make, suffer or permit lifter except in appropriate receptacles for that purpose.

6. Lessee shall not alter any lock or install new or additional locks or bolls.

7. Lessee shalt be responsible for the inappropriate use of any toilet rooms. plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

8. Lessee shall not deface the wells, partitions or other surfaces of the Premises or Office Building Project.

9. Lessee shall not suffer or permit any thing in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

10. Furniture, significant freight and equipment shall be moved into or out of the building only with the Lessor's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Office Building Project arising from any such activity.

11 Lessee shall not employ any service or contractor for services or work to be performed in the Building. except as approved by Lessor.

12. Lessor reserves the right lo close and lock the Building on Saturdays, Sundays and legal holidays. and on other days between the hours of 6:00 PM. and 8:00 A.M. of the following day. If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry.

13. Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

14. NO window coverings, shades or awnings shall be installed or used by Lessee on the exterior of the Building.

15. No Lessee, employee or invites shall go upon the roof of the Building.

16. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Lessor or by applicable governmental agencies as non-smoking areas.

17. Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.

18. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written Consent.

19. The Premises shall not be used for lodging or manufacturing, cooking or food preparation, except for kitchen areas incidental to the primary office use.

20. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.

21. Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lome, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

22. Lessee assumes all risks from them or vandalism and agrees to keep its Premises locked as may be required.

23. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Lessee agrees to abide by these and such rules and regulations.

                                  PARKING RULES

1. Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobiles herein called "Permitted Size Vehicles". Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles."

2. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employee, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

3. Parking stickers or identification devices shall be the property of Lessor and be returned to Lessor by the holder thereof upon termination of the holder's parking privileges. Lessee will pay such replacement charge as is reasonably established by Lessor for the loss of such devices.

4. Lessor reserves the right to refuse the sale of monthly identification devices to any person or entity that willfully refuses to comply with the applicable rules. regulations, laws and/or agreements.

5. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

6. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

7. Validation, if established, will be permissible only by such method or methods as Lessor and/or its licensee may establish at rates generally applicable to visitor parking.

8. The maintenance, washing, waiting or cleaning of vehicles in the parking structure or Common Areas is prohibited.

9. Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules and regulations as it may deem necessary for the proper operation of the parking area.

10. Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

11. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby

                                   WORK LETTER

         This Agreement supplements the Lease dated September 1, 1992, executed concurrently herewith by BREA PARTNERS, a joint venture, as Lessor and SIMULATION SCIENCES INC., a California corporation, as Lessee. Capitalized terms used in this Work Letter that are defined in the Lease shall have the same definition as that provided for in the Lease.

         1. Within sixty (60) days of the date of this Lease, Lessee shall submit to Lessor's architect two (2) sets of working plans and specifications prepared by Lessee's licensed architect, at Lessee's expense, setting forth the improvements (the "Interior Improvements") which Lessee desires to have made to the interior of the First Floor Premises and the Second Floor Premises. The Interior Improvements shall include, without limitation, all utility installations, partitions, heating, ventilation and air conditioning ducts and outlets, telephone and electrical wall outlets, dropped ceilings, light fixtures, floor coverings, window coverings, dry wall on perimeter walls, doors and frames, fire sprinkler system, hardware and other fixtures reasonably required for Lessee's use and occupancy of the Premises for office purposes. Lessee represents that said plans and specifications for the Interior Improvements shall comply with all applicable building laws and all laws, ordinances, orders, rules, regulations and requirements of all governmental authorities having jurisdiction thereof. Lessor agrees to indicate its approval or disapproval of the plans and specifications for the Interior improvements within ten (10) days of its architect's receipt of the same and further agrees not to unreasonably withhold its approval. Such approval by Lessor shall not be deemed to constitute approval as to compliance of such plans and specifications with governmental laws, ordinances, orders, rules, regulations and requirements or as to structural integrity or suitability for Lessee's intended purposes. In the event that Lessor disapproves of the said plans and specifications, Lessor shall provide Lessee with a specification of the modifications required by Lessor for Lessor's approval, within said ten (10) day period, and Lessee shall cause the plans and specifications to be appropriately modified, and resubmit the same to Lessor within ten (10) days of its receipt of the required modifications, for approval by Lessor. The provisions of this paragraph with respect to notice, time for and method of performance shall also apply to any revised plans and specifications. Neither Lessor nor Lessee shall act arbitrarily or unreasonably in connection with the approval and/or revision of the said plans and specifications.

         2. Upon approval of the plans and specifications for the Interior Improvements, Lessor agrees to obtain at least two (2) bids from reputable general contractors for the construction of the interior improvements, unless Lessee approves of a negotiated bid, which approval shall not unreasonable be withheld. Lessee shall have the right, for a period of fifteen (15) days following the approval of the plans and specifications for the Interior Improvements, to suggest up to two (2) additional general contractors to be added to Lessor's bid list, by giving written notice of such contractors to Lessor within said fifteen (15) day period. Any such general contractor suggested by Lessee shall be added to Lessor's bid list, provided that the contractor is a reputable contractor with a bonding capacity sufficient for the proposed work of improvement. Except for good cause, Lessor shall award the contract to the low bidder, pursuant to a construction contract, in a form approved by Lessor, which contract shall require the contractor to provide a standard performance labor and material bond in a penal sum equal to the contract sum. Upon request from Lessor, Lessee shall provide copies of the approved plans and specifications sufficient for bidding and construction purposes.

         3. In the event that the "costs of construction", as defined hereinbelow, exceed or will exceed the sum of EIGHT HUNDRED THOUSAND DOLLARS ($800,000.00), Lessee agrees to pay to Lessor a sum in cash equal to such excess amount as is hereinafter provided. The "costs of construction" shall include costs for all of the following items:

                  (a) All sums paid or to be paid by Lessor to the general contractor selected pursuant to Paragraph 3 above for the construction of the Interior improvements;

                  (b) Fees, permits, licenses, inspections and certificates, including, without limitation, building and plan check fees required in connection with the construction of the Interior Improvements by any governmental authority, not included in (a) above;

                  (c) Changes in the approved plans and specifications of the Interior Improvements if requested by either party and approved by the other party, or required by governmental authorities or to conform to the drawings and specifications described in the attached Exhibit "1", including architect's fees and additional costs resulting from change orders;

                  (d) Architect's fees incurred by Lessor in connection with the review of the plans and specifications for and the supervision of construction of the interior improvements; and

                  (e) A sum equal to Lessee's architectural fees for the preparation of the plans and specifications for the Interior Improvements and copies of plans and specifications provided for bidding and construction purposes, which sum shall be paid to Lessee or to Lessee's architect upon the commencement of the construction of the Interior Improvements and receipt from Lessee of reasonable supportive evidence of the amount of such costs and, unless payment is made to Lessee's architect, of payment thereof by Lessee, Lessor may require an unconditional final mechanic's lien release from Lessee's architect as a condition to any such payment.

Prior to letting the construction contract for the Interior Improvements pursuant to Paragraph 3 above, Lessor may, in the event that the costs of construction described in (d) above theretofore incurred by Lessor, plus those to be incurred or reasonably estimated to be incurred under (a), (b) and (e) above exceed EIGHT HUNDRED THOUSAND DOLLARS ($800,000.00), require that Lessee pay to Lessor a sum equal to the amount of such excess. Any additional excess of the costs of construction over said sum resulting from Lessor's incurring or having to incur other costs of construction shall be paid to Lessor upon demand.

         4. If Lessee shall request any change, addition or alteration in approved plans and specifications for the Interior Improvements prior to the completion of the Interior improvements and such change, addition or alteration is approved by Lessor (which approval shall not be unreasonably withheld), Lessor shall promptly give Lessee a written estimate of the maximum cost of engineering and design services to prepare working drawings in accordance with such request. If Lessee approves such estimate in writing, Lessor shall have such working drawings prepared, at Lessee's expense, as provided in Paragraph 3 above. Promptly upon completion of such working drawings, Lessor shall notify Lessee in writing of the cost which will be chargeable to Lessee by reason of such change, addition or alteration. Lessee shall within three (3) business days notify Lessor in writing whether it desires to proceed with such change, addition or alteration. Lessee shall be deemed to have elected not to proceed with such change, addition or alteration if such written authorization is not received by Lessor within such three (3) day period. If Lessee elects to proceed with such change, alteration or addition, Lessee notice of such election shall be accompanied by the payment of any sums payable under Paragraph 3 above by reason of such change, alteration or addition. Lessor shall not be obligated to postpone or delay work on the Interior Improvements by reason of any such request by Lessee for a change, alteration or addition to the, work, but Lessor may do so, at Lessor's option, while such request is being processed for approval, if Lessee so requests, but, in such event, Lessee shall be charged with any damages incurred by Lessor resulting from such delay, including, without limitation, rental loss resulting from such delay.

         5. Following the award of the construction contract for the Interior Improvements, Lessor shall commence and shall thereafter diligently prosecute to completion the construction of the Interior Improvements pursuant to the approved plans and specifications. Lessor's commencement and completion of such construction shall be subject to delays resulting from the acts of Lessee, Acts of God, action of the elements, war, invasion, insurrection, acts of a public enemy, riot, mob violence, civil commotion, sabotage, labor disputes, inability to procure or general shortage of labor, materials, facilities, equipment or supplies on the open market, failure of or delay in transportation, laws, rules, regulations or orders of governmental or military authorities, or any other causes beyond the reasonable control of Lessor, whether similar or dissimilar to the foregoing, financial liability excepted.

         6. If the substantial completion of the Interior Improvements is delayed by Lessee's failure to comply with the foregoing provisions (notwithstanding Lessor's election to extend any time for the performance of any act by Lessee), or by changes to the Interior Improvements ordered by Lessee, then Lessee shall be chargeable with any loss incurred by Lessor resulting from such delay, including, without limitation, rental loss resulting from a delay in the commencement of the term of this Lease. The work to be done by Lessor pursuant to this Work Letter shall be deemed to have been substantially completed when the Interior Improvements and the public areas of the Building reasonably required for Lessee's use of Lessee's Premises are suitable for occupancy for their intended purposes, notwithstanding that minor corrections or additions remain to be completed which will not interfere with the reasonable use and occupancy of Lessee's Premises.

         7. Lessor shall notify Lessee, upon Lessee's request, of the then current estimated completion date for Lessor's construction of any Interior improvements within the Premises. Lessor shall notify Lessee, immediately prior to substantial completion of the Interior Improvements to arrange a walk-through by Lessee to identify any additional work (hereinafter "Punchlist Items") which may need to be completed for final completion of the Interior Improvements in accordance with the approved plans. Lessee may also notify Lessor up to thirty
(30) days following the Commencement Date for the affected portion of the Premises, of any additional Punchlist Items. Lessor shall cause the contractor to promptly complete all Punchlist Items timely identified by Lessee. Thereafter, Lessor shall repair, at its expense, only those defects, if any, in the Building or the Premises which constitute latent defects.

         8. If the costs of construction of the initial Interior Improvements are less than EIGHT HUNDRED THOUSAND DOLLARS ($800,000.00), then Lessor agrees to make the balance of such allowance available to Lessee, from time to time, to pay the costs of construction of additional Interior Improvements to the Premises in general accordance with the process outlined in this Work Letter. The Base Rent shall be adjusted in accordance with Section 1.6 following each subsequent expenditure by Lessor pursuant to this Paragraph 8.

         IN WITNESS WHEREOF, the undersigned have executed this Work Letter concurrently with the execution of the said Lease.

SIMULATION SCIENCES INC.,            BREA PARTNERS,
a California corporation             a joint venture

By: /s/ N. Fred Brannock             By:   The Betty L. Hutton Company
   -------------------------               a California corporation,
   Its:  Vice President                    general partner
        --------------------
By:                                        By: /s/ Thomas C. Parke
    ------------------------                   -------------------------------
   Its:                                        Its: General Partner, President
       ---------------------                   -------------------------------
            "Lessee"                          "Lessor"

                                   EXHIBIT "1"

                           DRAWINGS AND SPECIFICATIONS

                                [To be attached]

                                   EXHIBIT "D"

                                GUARANTY OF LEASE

         THIS GUARANTY OF LEASE (this "Guaranty") dated for reference purposes as of September _, 1992, is entered into by DR. Y.L. WANG, N. FRED BRANNOCK and VINCENT S. VERNEUIL (collectively "Guarantor") in favor of BREA PARTNERS, a joint venture ("Lessor"), with reference to the following facts:

         A. Lessor and Simulation Sciences Inc., a California corporation ("Lessee") have or will be entering into that certain Lease of even date herewith ("Lease") wherein Lessor will lease to Lessee those certain premises in the City of Brea, County of Orange, State of California, commonly known as 601 South Valencia Avenue, Suites 100, 109, 208, 250 and 295, Brea, California ("Premises").

         B. Lessor requires as a condition to its execution of the Lease that Guarantor guarantees the full performance of the obligations of Lessee under the Lease, and Guarantor acknowledges that Lessor would not execute the Lease if Guarantor did not execute and deliver to Lessor this Guaranty.

         C. Guarantor has a financial interest in Lessee and is desirous that Lessor enter into the Lease with Lessee.

         NOW, THEREFORE, in consideration of the execution by Lessor of the Lease, the performance of the terms thereof by Lessor, the reliance of Lessor in this Guaranty, and as a material inducement to Lessor to execute the Lease, Guarantor does hereby, jointly and severally, independently of the obligations of Lessee, unconditionally and irrevocably guarantee the prompt performance by Lessee of each and every term, condition and covenant of the Lease to be performed by Lessee, including but not limited to, the prompt payment of all rentals and other sums payable by Lessee under the Lease.

         Guarantor further agrees as follows:

         1. This is a continuing guaranty which shall remain in effect throughout the term of the Lease, including the period of any renewals, extensions or holding over, except as otherwise specifically provided in Paragraph 9 below. This Guaranty shall continue in favor of Lessor notwithstanding any extension, modification, or alteration of the Lease entered into by and between Lessor and Lessee, or their successors or assigns, or notwithstanding any assignment of the Lease, with or without the consent of Lessor, and no extension, modification, alteration or assignment of the Lease shall in any manner release or discharge Guarantor hereunder. Guarantor authorizes Lessor, without notice or demand, from time to time, in its absolute discretion, and without prejudice to or in any way affecting, limiting or lessening the liability of Guarantor hereunder, to (a) modify, amend, supplement, or renew the Lease even where such action shall increase the liability of Guarantor hereunder; (b) compromise, grant extensions of time or other indulgences, accelerate, modify, discharge, release any party or parties, or otherwise change the time for payment of any rents or other sum due by the terms of the Lease, or any of the other obligations of Lessee as provided therein, (c) take and hold security for the performance of the Lease or this Guaranty, and exchange, enforce, waive and release any such security; and (d) apply such security and direct the order of manner of sale thereof as Lessor in its discretion may determine. This Guaranty shall not be released, modified or affected by the failure or delay on the part of Lessor to enforce any of the rights or remedies of the Lessor under the Lease, whether pursuant to the terms thereof or at law or in equity.

         2. Guarantor waives (a) notice of any demand by Lessor; (b) any notice of default by Lessee in the payment of rent or other sums under the Lease or in the performance of any other obligations contained or reserved in the Lease; (c) all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, notice of sales; (d) notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness; and (e) all right to assert or plead any statute of limitations as to or relating to this Guaranty and the Lease.

         3. The liability of Guarantor under this Guaranty shall be primary. Guarantor waives any right to require Lessor, in any right of action which may accrue to Lessor under the Lease, or otherwise, to (a) proceed against Lessee, its successor, assignee or subtenant; (b) proceed against or exhaust any security held from Lessee, its successor, assignee or subtenant; or (c) pursue any other remedy in Lessor's power whatsoever.

         4. Separate action or actions may be brought and prosecuted against Guarantor whether action is brought and prosecuted against Lessee or any successor or assignee of Lessee, or whether Lessee, or any successor or assignee be joined in any such action or actions. Guarantor may be joined in any action with any of the foregoing parties.

         5. This Guaranty will continue unchanged by any bankruptcy, reorganization or insolvency of Lessee or any successor assignee thereof or by any disaffirmance or abandonment by a trustee of Lessee. Guarantor waives any defense arising by reason of any disability or other defense of Lessee or by reason of the cessation from any cause whatsoever of the liability of Lessee.

         6. Until all indebtedness or other obligations of Lessee to Lessor shall have been paid in full, Guarantor shall have no right of subrogation, and waives any right to enforce any remedy which Lessor now has or may hereafter have against Lessee, and waives any benefit of, and any right to participate in any security now or hereafter held by Lessor.

         7. The terms and provisions of this Guaranty shall be binding upon and inure to the benefit of the respective successors and assigns of the parties herein named. Lessor may without notice assign this Guaranty in whole or in part, and no assignment or transfer of the Lease shall operate to extinguish or diminish the liability of Guarantor hereunder. Upon any transfer or sale of the subject real property, or the assignment of the Lease, or upon the transfer of the Lease by will or inheritance or otherwise by law, this Guaranty shall pass to and may be enforced by any such transferee, it being the intention of Lessor that this Guaranty has a marked effect on the future value of the Lease.

         8. Within ten (10) days after request therefor by Lessor, or in the event that upon any sale, assignment or hypothecation of the Premises or the land thereunder by Lessor, an estoppel certificate and/or financial statement shall be requested of Guarantor, Guarantor agrees to deliver such financial statement and such estoppel certificate (in recordable form if required by Lessor) addressed to any such proposed mortgagee or purchaser and/or to the Lessor certifying the requested information, including among other things the date of commencement and termination of the Lease, the amounts of security deposits thereunder, if any, and that the Lease and this Guaranty are in full force and effect (if such be the case) and that there are no defaults, off sets or defaults of Lessor or Lessee, or noting such defaults, of sets or defaults as actually exist. Guarantor shall be liable for any loss or liability resulting from any incorrect information certified, and such mortgagee and purchaser shall have the right to rely on such estoppel certificate and financial statement.

         9. Notwithstanding anything to the contrary contained in this Guaranty, the maximum liability of Guarantor under this Guaranty (exclusive of costs of collection, including, without limitation, attorneys' fees) shall be the amount ("Maximum Liability") by which the "Unreturned Contributed Capital" invested by the Betty L. Hutton Company as a joint venture partner of Lessor exceeds $3,100,000.00 on the date when Lessee has failed to cure a material default under the Lease following receipt of written notice of such default from Lessor and the lapse of the applicable grace period, if any. Guarantor's liability for payment of attorneys' fees and costs of collecting any amounts owing under this Guaranty shall not be limited by this provision.

         10. If Lessee is a corporation, it is not necessary for Lessor to inquire into the corporate powers of Lessee or the officers, directors or agents acting or purporting to act on Lessee's behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         11. Guarantor agrees to pay attorneys' fees and all other costs and expenses which may be incurred by Lessor in the enforcement of or attempt to enforce this Guaranty or the obligations guaranteed hereby, whether by action at law or otherwise. If Lessor shall retain an attorney as a result of a default hereunder or under the Lease, even if legal proceedings are not commenced, Lessor shall be entitled to recover its reasonable attorneys, fees and all other costs and expenses from Guarantor.

         12. Guarantor hereby agrees that the State of California is the proper jurisdiction for litigation of any matters relating to said Lease and Guaranty, and service mailed to the address of Lessee set forth in said Lease shall be adequate service for such litigation.

         13. All married persons who sign as Guarantor hereby expressly agree recourse may be had against his or her separate property for all obligations under this Guaranty.

         14. In all cases where there is more than one (1) Guarantor, the word Guarantor shall mean all and any one or more of them. If there is more than one Guarantor, the liability of each Guarantor under this Guaranty is joint and several. , In such event Lessor may in its sole and absolute discretion proceed against any one or more Guarantor without any obligation to proceed against all Guarantors.

         IN WITNESS WHEREOF, Guarantor has caused this Guaranty of Lease to be executed as of the date set forth on Page 1 of this Guaranty.

                                             DR. Y. L. WANG

                                             N. FRED BRANNOCK

                                             VINCENT S. VERNEUIL

                                             "GUARANTOR"